UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 4, 2025, Jaguar Health, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission, which included, among other disclosures, information regarding certain agreements entered into by the Company. The Company is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) solely to correct the Date of Report (date of earliest event reported) set forth on the cover page of the Original Report. Item 3.02 of the Original Report is provided below and is identical to the information provided in the Original Report. No other changes have been made to the Original report; however, this Amendment hereby restates and supersedes in its entirety the disclosures included in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2025, the Company and Napo Pharmaceuticals, Inc., the Company’s wholly-owned subsidiary (“Napo” and together with the Company, the “Borrower”), entered into an amendment (the “Note Amendment”) with Streeterville Capital, LLC (“Streeterville”) to the secured promissory note in the original principal amount of $6,220,812.50 (as amended, the “Note”) issued by Borrower to Streeterville on January 19, 2021 pursuant to that certain Note Purchase Agreement among the same parties dated as of the even date (as amended, the “Note Purchase Agreement”). Pursuant to Note Amendment, the maturity date of the Note is extended to July 20, 2025.

The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Amendment, copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On January 28, 2025, the Company entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of royalty interest in the Company. Pursuant to the Exchange Agreement, the Company issued 1,290,000 shares of common stock to such holder in exchange for a $1,094,952 reduction in the outstanding balance of the royalty interest held by such holder.

The shares of common stock that were issued in the exchange transaction described above were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended. The form of Exchange Agreement was filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed on August 14, 2019, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

	(d)	Exhibits

Exhibit No.		Description

4.1

Note Amendment, dated January 29, 2025, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on February 4, 2025).

10.1		Form of Exchange Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed on August 14, 2019).

104		Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date:	April 25, 2025	By:	/s/ Lisa A. Conte
Lisa A. Conte President and Chief Executive Officer